Exhibit 4(c)


                         ONCOR ELECTRIC DELIVERY COMPANY

                              OFFICER'S CERTIFICATE
                                      2-S-2

 ESTABLISHING THE FORM AND CERTAIN TERMS OF THE 6.375% SENIOR SECURED NOTES
             DUE 2015 AND THE 7.250% SENIOR SECURED NOTES DUE 2033.

     The undersigned, John M. Casey, Assistant Treasurer of Oncor Electric Delivery Company (the "Company") (all capitalized terms used herein which are not defined herein but are defined in the Indenture referred to below, shall have the meanings specified in the Indenture), pursuant to a Board Resolution dated November 12, 2002 and Sections 201 and 301 of the Indenture, does hereby certify to The Bank of New York (the "Trustee"), as Trustee under the Indenture and Deed of Trust of the Company dated as of May 1, 2002 (as heretofore supplemented, the "Indenture") that:

1. The Securities of the third series to be issued under the Indenture (the "2015 Notes") shall be initially issued in a series designated "6.375% Senior Secured Notes due 2015," and the Securities of the fourth series to be issued under the Indenture (the "2033 Notes," and together with the 2015 Notes, the "Notes") shall be initially issued in a series designated "7.250% Senior Secured Notes due 2033"; the 2015 Notes shall be in substantially the form set forth in Exhibit A hereto, and the 2033 Notes shall be in substantially the form set forth in Exhibit B hereto;

2. The 2015 Notes shall mature and the principal shall be due and payable together with all accrued and unpaid interest thereon on January 15, 2015, and the 2033 Notes shall mature and the principal shall be due and payable together with all accrued and unpaid interest thereon on January 15, 2033, and the Company shall not have any right to extend the Maturity of the Notes as contemplated in Section 301(d) of the Indenture;

3. The Notes shall bear interest as provided in the applicable form thereof set forth in Exhibits A and B hereto; the Interest Payment Dates for the Notes shall be January 15 and July 15 of each year, commencing July 15, 2003;

4. Each installment of interest on a Note shall be payable as provided in the applicable form thereof set forth as Exhibits A and B hereto; the Company shall not have any right to extend any interest payment periods for the Notes as contemplated in Section 301(e) of the Indenture;

5. The principal of, premium, if any, and each installment of interest on the Notes shall be payable and registration of transfers and exchanges in respect of the Notes may be effected, at the office or agency of the Company in The City of New York; and notices and demands to or upon the Company in respect of the Notes may be served at the office or agency of the Company in The City of New York; the Corporate Trust Office of the Trustee will initially be the agency of the Company for such payment, registration and registration of transfers and exchanges and service of notices and demands, and the Company hereby appoints the Trustee as its agent for all such purposes; and the Trustee will initially be the Security Registrar and the Paying Agent for the Notes; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates, any such office or agency and such agent;

6. The Regular Record Dates for the interest payable on any given Interest Payment Date with respect to the Notes shall be December 31 for the January 15 Interest Payment Date and July 1 for the July 15 Interest Payment Date;

7. The Notes of each series are subject to redemption as provided in the forms thereof set forth in Exhibits A and B hereto;

8. The Notes of each series are "Benefitted Securities" and shall have the benefit of the covenant of the Company contained in Section 707 of the Indenture;

9. No service charge shall be made for the registration of transfer or exchange of the Notes; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange or transfer;

10. The Notes shall be initially issued in global form registered in the name of Cede & Co. (as depository for The Depository Trust Company ("DTC"); provided, that the Company reserves the right to provide for another depository, registered as a clearing agency under the Exchange Act, to act as depository for the global Notes (DTC and any such successor depository, the "Depository"); beneficial interests in Notes issued in global form may not be exchanged in whole or in part for individual certificated Notes in definitive form, and no transfer of a global Note in whole or in part may be registered in the name of any Person other than the Depository or its nominee except that (i) if the Depository (A) has notified the Company that it is unwilling or unable to continue as depository for the global Notes or
     (B) has ceased to be a clearing agency registered under the Exchange Act and, in either case, a successor depository for such global Notes has not been appointed, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Notes, will authenticate and deliver Notes in definitive certificated form in an aggregate principal amount equal to the principal amount of the global Notes representing such Notes in exchange for such global Notes, such definitive Notes to be registered in the names provided by the Depository; each global Note (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the outstanding Notes to be represented by such global Note (ii) shall be registered in the name of the Depository or its nominee, (iii) shall be delivered by the Trustee to the Depository, its nominee, any custodian for the Depository or otherwise pursuant to the Depository's instruction and (iv) shall bear a legend restricting the transfer of such global Note to any person other than the Depository or its nominee; none of the Company, the Trustee, any Paying Agent or any Authenticating Agent will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in a global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests; the Notes in global form will contain restrictions on transfer, substantially as described in the form set forth in Exhibit A and Exhibit B hereto;

11. The Notes will be initially issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). Each Note, whether in a global form or in a certificated form, shall bear the non-registration legend and the registration rights legend in substantially the form set forth in such form, unless otherwise agreed by the Company, such agreement to be confirmed in writing to the Trustee. Nothing in the Indenture, the Notes or this certificate shall be construed to require the Company to register any Notes under the Securities Act, unless otherwise expressly agreed by the Company, confirmed in writing to the Trustee, or to make any transfer of such Notes in violation of applicable law. The Company will enter into a registration rights agreement with the initial purchasers of the Notes pursuant to which, among other things, the Notes may be exchanged for Notes registered under the Securities Act. The Notes registered under the Securities Act shall be in substantially the form of


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


     Exhibit A, with respect to the 2015 Notes, and Exhibit B, with respect to the 2033 Notes, but in each case, without the non-registration legend, the registration rights legend, the Certificate of Transfer and the form of Accredited Investor Certificate. The Trustee, at the request of the Company, shall authenticate and deliver notes registered under the Securities Act in exchange for an equal principal amount of Notes of such series that are not registered;

12. It is contemplated that beneficial interests in Notes owned by qualified institutional buyers (as defined in Rule 144A under the Securities Act) ("QIBs") or sold to QIBs in reliance upon Rule 144A under the Securities Act will be represented by one or more separate certificates in global form registered in the name of Cede & Co., as registered owner and as nominee for DTC; beneficial interests in Notes sold to foreign purchasers pursuant to Regulation S under the Securities Act will be evidenced by one or more separate certificates in global form (each a "Regulation S Global Certificate") and will be registered in the name of Cede & Co., as registered owner and as nominee for DTC for the accounts of Euroclear and Cedel Bank; prior to the 40th day after the date of initial issuance of the Notes, beneficial interests in a Regulation S Global Certificate may be held only through Euroclear or Cedel Bank; Notes acquired by Institutional Accredited Investors (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) ("IAIs") and other eligible transferees, who are not QIBs and who are not foreign purchasers pursuant to Regulation S under the Securities Act, will be in certificated form.

     In connection with any transfer of Notes, the Trustee, the Security Registrar and the Company shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the certificates and other information (in the forms attached hereto as Exhibits A and B, for use in connection with the transfer of the Notes in certificated form, or Exhibit C, for use in connection with the transfer of beneficial interests in one certificate in global form to another certificate or to a Note in certificated form, or otherwise) received from the Holders and any transferees of any Notes regarding the validity, legality and due authorization of any such transfer, the eligibility of the transferee to receive such Note and any other facts and circumstances related to such transfer;

13. The Trustee, the Security Registrar and the Company will have no responsibility under the Indenture for transfers of beneficial interests in the Notes, for any depository records of beneficial interests or for any transactions between the Depository and beneficial owners;

14. If the Company shall make any deposit of money and/or Eligible Obligations with respect to any Notes, or any portion of the principal amount thereof, as contemplated by Section 801 of the Indenture, the Company shall not deliver an Officer's Certificate described in clause (z) in the first paragraph of said Section 801 unless the Company shall also deliver to the Trustee, together with such Officer's Certificate, either:

     (A) an instrument wherein the Company, notwithstanding the satisfaction and discharge of its indebtedness in respect of such Notes, shall assume the obligation (which shall be absolute and unconditional) to irrevocably deposit with the Trustee or Paying Agent such additional sums of money, if any, or additional Eligible Obligations (meeting the requirements of Section 801), if any, or any combination thereof, at such time or times, as shall be necessary, together with the money and/or Eligible Obligations theretofore so deposited, to pay when due the principal of and premium, if any, and interest due and to become due on such Notes or portions thereof, all in accordance with and subject to the provisions of said Section 801; provided, however, that such instrument may state that the obligation of the Company to make additional deposits as aforesaid shall be subject to the delivery to the Company by the Trustee of a notice asserting the


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


     deficiency accompanied by an opinion of an independent public accountant of nationally recognized standing, selected by the Trustee, showing the calculation thereof; or

     (B) an Opinion of Counsel to the effect that, as a result of a change in law occurring after the date of this certificate, the Holders of such Notes, or portions of the principal amount thereof, will not recognize income, gain or loss for United States federal income tax purposes as a result of the satisfaction and discharge of the Company's indebtedness in respect thereof and will be subject to United States federal income tax on the same amounts, at the same times and in the same manner as if such satisfaction and discharge had not been effected;

15. The Eligible Obligations with respect to the Notes of each series shall be Government Obligations;

16. So long as the 2015 Notes and the 2033 Notes are Outstanding, Section 707 of the Indenture shall read as set forth in Exhibit D hereto;

17. The 2015 Notes shall have such other terms and provisions as are provided in the form set forth in Exhibit A hereto and the 2033 Notes shall have such other terms and provisions as are provided in the form set forth in Exhibit B hereto;

18.  No Event of Default under the Indenture has occurred or is occurring;

19. The undersigned has read all of the covenants and conditions contained in the Indenture relating to the issuance of the Notes and the definitions in the Indenture relating thereto and in respect of compliance with which this certificate is made;

20. The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein;

21. In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenants and conditions have been complied with; and

22. In the opinion of the undersigned, such conditions and covenants, and conditions precedent, if any, provided for in the Indenture (including any covenants compliance with which constitutes a condition precedent) relating to the authentication and delivery of the Notes requested in the accompanying Company Order have been complied with.


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


     IN WITNESS WHEREOF, I have executed this Officer's Certificate this 20th day of December, 2002.


                                                  /s/ John M. Casey
                                                  ---------------------------
                                                  Name:  John M. Casey
                                                  Title: Assistant Treasurer


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


                                                                       EXHIBIT A

                               [FORM OF 2015 NOTE]

     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ONCOR ELECTRIC DELIVERY COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]


                            [non-registration legend]


"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF ONCOR ELECTRIC DELIVERY COMPANY ("THE COMPANY") THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (A)
(1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (5) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT
IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF, OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH
(k)(2) OF RULE 902 UNDER, REGULATION S UNDER THE SECURITIES ACT."

                          [registration rights legend]


     The Holder of this Security, by acceptance hereof, will be deemed to have agreed to be bound by the provisions of the Registration Rights Agreement dated December 20, 2002, among the Company and the initial purchasers of this Security.



NO._______________                                                     CUSIP NO.


                         ONCOR ELECTRIC DELIVERY COMPANY

                      6.375% SENIOR SECURED NOTES DUE 2015

     ONCOR ELECTRIC DELIVERY COMPANY, a corporation duly organized and existing under the laws of the State of Texas (herein referred to as the "Company", which term includes any successor Person under the Indenture referred to below), for value received, hereby promises to pay to or registered assigns, the principal sum of _____________________ ($_________) Dollars on January 15, 2015, and to pay interest on said principal sum semi-annually in arrears on January 15 and July 15 of each year commencing July 15, 2003 (each an "Interest Payment Date") at the rate of 6.375% per annum until the principal hereof is paid or made available for payment. Interest on the Securities of this series will accrue from and including December 20, 2002, to and excluding the first Interest Payment Date, and thereafter will accrue from and including the last Interest Payment Date to which interest has been paid or duly provided for. No interest will accrue on the Securities of this series with respect to the day on which the Securities of this series mature. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on December 31 for the January 15 Interest Payment Date and on July 1 for the July 15 Interest Payment Date (each a "Regular Record Date") immediately preceding such Interest Payment Date, except that interest payable at Maturity will be payable to the Person to whom principal shall be paid. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to herein.

          Payment of the principal of (and premium, if any) and interest at Maturity on this Security shall be made upon presentation of this Security at the office or agency of the Company maintained for that purpose in The City of New York, in the State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, interest on this Security (other than interest payable at Maturity) may be paid by check mailed to the address of the person entitled thereto, as such address shall appear on the Security Register, and provided, further, that if such person is a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such person.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture and in the Officer's Certificate establishing the terms of the Securities of this series.

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture and Deed of Trust dated as of May 1, 2002 (herein, together with any amendments or supplements thereto, called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, for a statement of the property mortgaged, pledged and held in trust, the nature and extent of the security, the conditions upon which the Lien of the Indenture may be released and to the Indenture, Board Resolutions and Officer's Certificate creating the series designated on the face hereof, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder thereof to all of the terms and provisions of the Indenture. This Security is one of the series designated on the face hereof.

          This Security is subject to redemption at the election of the Company, in whole at any time or in part from time to time, at a redemption price as calculated by the Company equal to the greater of

          o 100% of the principal amount of the Securities of this series being redeemed, or

          o the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, plus, in each case, accrued interest on those Securities of this series to the redemption date.

          "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

          "Comparable Treasury Issue" means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

          "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the H. 15 Daily Update of the Federal Reserve Bank or (ii) if such release (or any successor release) is not published or does not contain prices on such business day, the Reference Treasury Dealer Quotation actually obtained by the Trustee for such redemption date.

          "H.15(519)" means the weekly statistical release entitled "H.15 (519) Selected Interest Rates", or any successor publication, published by the Board of Governors of the Federal Reserve System.

          "H.15 Daily Update" means the daily update of H.15(519) available through the worldwide website of the Board of Governors of the Federal Reserve System or any successor site or publication.

          "Independent Investment Banker" means the Reference Treasury Dealer appointed by the Company.

          "Reference Treasury Dealer" means Merrill Lynch Government Securities, Inc., and its successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

          "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

          The Company shall deliver to the Trustee before any Redemption Date for the Securities of this series its calculation of the Redemption Price applicable to such redemption. Except with respect to the obligations of the Trustee expressly set forth in the foregoing definitions of "Comparable Treasury Issue" and "Comparable Treasury Price," the Trustee shall be under no duty to inquire into, may presume the correctness of, and shall be fully protected in acting upon the Company's calculation of any Redemption Price of the Securities of this series.

          In lieu of stating the Redemption Price, notices of redemption of the Securities of this series shall state substantially the following: "The Redemption Price of the Securities of this series to be redeemed shall equal the sum of (a) the greater of (i) 100% of the principal amount of such Securities of this series, or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Senior Notes being redeemed, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, plus accrued interest on the principal amount hereof to the Redemption Date."

          Notice of redemption (other than at the option of the Holder) shall be given by mail to Holders of Securities, not less than 30 days prior to the date fixed for redemption, all as provided in the Indenture. As provided in the Indenture, notice of redemption at the election of the Company as aforesaid may state that such redemption shall be conditional upon the receipt by the applicable Paying Agent or Agents of money sufficient to pay the principal of and premium, if any, and interest, if any, on this Security on or prior to the date fixed for such redemption; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Security.

          In the event of redemption of this Security in part only, a new Security or Securities of this series of like tenor representing the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

          The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

          The Indenture contains provisions for release of the Lien thereof upon compliance with certain conditions set forth therein.

          If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein and herein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company shall not be required to execute and the Security Registrar shall not be required to register the transfer of or exchange of (a) Securities of this series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities of this series called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part. The Company shall not be required to make transfers or exchanges of the Securities of this series for a period of 15 days next preceding an Interest Payment Date.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          Each Holder shall be deemed to understand that the offer and sale of the Securities of this series have not been registered under the Securities Act and that the Securities of this series may not be offered or sold except as permitted in the following sentence. Each Holder shall be deemed to agree, on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated, that if such Holder sells any Securities of this series, such Holder will do so only (A) to the Company, (B) to a person whom it reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (C) to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or
(7) under the Securities Act) that, prior to such transfer, furnishes to the Trustee a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Securities of this series, (D) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (F) pursuant to an effective registration statement under the Securities Act, and each Holder is further deemed to agree to provide to any person purchasing any of the Securities of this series from it a notice advising such purchaser that resales of the Securities of this series are restricted as stated herein.

          Each Holder shall be deemed to understand that, on any proposed resale of any Securities of this series pursuant to the exemption from registration under Rule 144 under the Securities Act, any Holder making any such proposed resale will be required to furnish to the Trustee and Company such certifications, legal opinions and other information as the Trustee and Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions.

          This Security shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act shall be applicable and except to the extent that the laws of the State of Texas shall mandatorily govern.

          As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, member, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.



                                               ONCOR ELECTRIC DELIVERY COMPANY


                                               By:______________________________



                     [FORM OF CERTIFICATE OF AUTHENTICATION]

                          CERTIFICATE OF AUTHENTICATION

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:


                                               THE BANK OF NEW YORK, as Trustee


                                               By:______________________________
                                                        Authorized Signatory

                            [CERTIFICATE OF TRANSFER]

                      6.375% SENIOR SECURED NOTES DUE 2015

      FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

          Name and address of assignee must be printed or typewritten.


the within Security of the Company and does hereby irrevocably constitute and appoint to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

The undersigned certifies that said Security is being resold, pledged or otherwise transferred as follows: (check one)

|_|       to the Company;

|_| to a Person whom the undersigned reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A;

|_| in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act;

|_| to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring this Security for investment purposes and not for distribution; (attach a copy of an Accredited Investor Certificate in the form annexed signed by an authorized officer of the transferee)

|_| as otherwise permitted by the non-registration legend appearing on this Security; or

|_| as otherwise agreed by the Company, confirmed in writing to the Trustee, as follows: [describe]



Dated: ______________________

                    [FORM OF ACCREDITED INVESTOR CERTIFICATE]




[Transferor Name and Address]


Ladies and Gentlemen:

          In connection with our proposed purchase of 6.375% Senior Secured Notes due 2015 (the "Senior Notes") issued by Oncor Electric Delivery Company ("Issuer"), we confirm that:

          1. We have received a copy of the Offering Memorandum (the "Offering Memorandum") relating to the Senior Notes and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agree to the matters stated under the caption NOTICE TO INVESTORS in such Offering Memorandum, and the restrictions on duplication or circulation of, or disclosure relating to, such Offering Memorandum.

          2. We understand that any subsequent transfer of the Senior Notes is subject to certain restrictions and conditions set forth in the Indenture relating to Senior Notes (the "Indenture") and that any subsequent transfer of the Senior Notes is subject to certain restrictions and conditions set forth under NOTICE TO INVESTORS in the Offering Memorandum and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Senior Notes except in compliance with such restrictions and conditions and the Securities Act of 1933, as amended ("Securities Act").

          3. We understand that the offer and sale of the Senior Notes have not been registered under the Securities Act, and that the Senior Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we sell any Senior Notes, we will do so only
     (A) to the Company, (B) to a person whom we reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes to the Trustee (as defined in the Indenture) a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Senior Notes (substantially in the form of this letter), (D) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available),
     (F) in accordance with another applicable exemption from the registration requirements of the Securities Act, or (G) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Senior Notes from us a notice advising such purchaser that resales of the Senior Notes are restricted as stated herein.

          4. We understand that, on any proposed resale of any Senior Note, we will be required to furnish to the Trustee and Issuer such certifications, legal opinions and other information as the Trustee and Issuer may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Senior Notes purchased by us will bear a legend to the foregoing effect.

          5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Senior Notes, and we and any accounts for which are acting are each able to bear the economic risk of our or its investment.

          6. We are acquiring the Senior Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

          You, the Issuer and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                                  Very truly yours,


                                                  By:___________________________
                                                     Name:
                                                     Title:

                                                                       EXHIBIT B

                               [FORM OF 2033 NOTE]

          [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ONCOR ELECTRIC DELIVERY COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]


                            [non-registration legend]


"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF ONCOR ELECTRIC DELIVERY COMPANY ("THE COMPANY") THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (A)
(1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (5) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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

IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF, OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH
(k)(2) OF RULE 902 UNDER, REGULATION S UNDER THE SECURITIES ACT."

                          [registration rights legend]


          The Holder of this Security, by acceptance hereof, will be deemed to have agreed to be bound by the provisions of the Registration Rights Agreement dated December 20, 2002, among the Company and the initial purchasers of this Security.





NO._______________                                                     CUSIP NO.


                         ONCOR ELECTRIC DELIVERY COMPANY

                      7.250% SENIOR SECURED NOTES DUE 2033

          ONCOR ELECTRIC DELIVERY COMPANY, a corporation duly organized and existing under the laws of the State of Texas (herein referred to as the "Company", which term includes any successor Person under the Indenture referred to below), for value received, hereby promises to pay to or registered assigns, the principal sum of _____________________ ($_________) Dollars on January 15, 2033, and to pay interest on said principal sum semi-annually in arrears on January 15 and July 15 of each year commencing July 15, 2003 (each an "Interest Payment Date") at the rate of 7.250% per annum until the principal hereof is paid or made available for payment. Interest on the Securities of this series will accrue from and including December 20, 2002, to and excluding the first Interest Payment Date, and thereafter will accrue from and including the last Interest Payment Date to which interest has been paid or duly provided for. No interest will accrue on the Securities with respect to the day on which the Securities mature. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on December 31 for the January 15 Interest Payment Date and on July 1 for the July 15 Interest Payment Date (each a "Regular Record Date") immediately preceding such Interest Payment Date, except that interest payable at Maturity will be payable to the Person to whom principal shall be paid. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the

Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to herein.

          Payment of the principal of (and premium, if any) and interest at Maturity on this Security shall be made upon presentation of this Security at the office or agency of the Company maintained for that purpose in The City of New York, in the State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that, at the option of the Company, interest on this Security (other than interest payable at Maturity) may be paid by check mailed to the address of the person entitled thereto, as such address shall appear on the Security Register, and provided, further, that if such person is a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such person.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture and in the Officer's Certificate establishing the terms of the Securities of this series.

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture and Deed of Trust dated as of May 1, 2002 (herein, together with any amendments or supplements thereto, called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, for a statement of the property mortgaged, pledged and held in trust, the nature and extent of the security, the conditions upon which the Lien of the Indenture may be released and to the Indenture, Board Resolutions and Officer's Certificate creating the series designated on the face hereof, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder thereof to all of the terms and provisions of the Indenture. This Security is one of the series designated on the face hereof.

          This Security is subject to redemption at the election of the Company, in whole at any time or in part from time to time, at a redemption price equal to the greater of

          o 100% of the principal amount of the Securities of this series being redeemed, or

          o the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, plus, in each case, accrued interest on those Securities of this series to the redemption date.

          "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

          "Comparable Treasury Issue" means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

          "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the H. 15 Daily Update of the Federal Reserve Bank or (ii) if such release (or any successor release) is not published or does not contain prices on such business day, the Reference Treasury Dealer Quotation actually obtained by the Trustee for such redemption date.

          "H.15(519)" means the weekly statistical release entitled "H.15 (519) Selected Interest Rates", or any successor publication, published by the Board of Governors of the Federal Reserve System.

          "H.15 Daily Update" means the daily update of H.15(519) available through the worldwide website of the Board of Governors of the Federal Reserve System or any successor site or publication.

          "Independent Investment Banker" means the Reference Treasury Dealer appointed by the Company.

          "Reference Treasury Dealer" means Merrill Lynch Government Securities, Inc., and its successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

          "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

          The Company shall deliver to the Trustee before any Redemption Date for the Securities of this series its calculation of the Redemption Price applicable to such redemption. Except with respect to the obligations of the Trustee expressly set forth in the foregoing definitions of "Comparable Treasury Issue" and "Comparable Treasury Price," the Trustee shall be under no duty to inquire into, may presume the correctness of, and shall be fully protected in acting upon the Company's calculation of any Redemption Price of the Securities of this series.

          In lieu of stating the Redemption Price, notices of redemption of the Securities of this series shall state substantially the following: "The Redemption Price of the Securities of this series to be redeemed shall equal the sum of (a) the greater of (i) 100% of the principal amount of such Securities of this series, or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series being redeemed, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, plus accrued interest on the principal amount hereof to the Redemption Date."

          Notice of redemption (other than at the option of the Holder) shall be given by mail to Holders of Securities, not less than 30 days prior to the date fixed for redemption, all as provided in the Indenture. As provided in the Indenture, notice of redemption at the election of the Company as aforesaid may state that such redemption shall be conditional upon the receipt by the applicable Paying Agent or Agents of money sufficient to pay the principal of and premium, if any, and interest, if any, on this Security on or prior to the date fixed for such redemption; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Security.

          In the event of redemption of this Security in part only, a new Security or Securities of this series of like tenor representing the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

          The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

          The Indenture contains provisions for release of the Lien thereof upon compliance with certain conditions set forth therein.

          If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein and herein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company shall not be required to execute and the Security Registrar shall not be required to register the transfer of or exchange of (a) Securities of this series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities of this series called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part. The Company shall not be required to make transfers or exchanges of the Securities of this series for a period of 15 days next preceding an Interest Payment Date.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          Each Holder shall be deemed to understand that the offer and sale of the Securities of this series have not been registered under the Securities Act and that the Securities of this series may not be offered or sold except as permitted in the following sentence. Each Holder shall be deemed to agree, on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated, that if such Holder sells any Securities of this series, such Holder will do so only (A) to the Company, (B) to a person whom it reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (C) to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or
(7) under the Securities Act) that, prior to such transfer, furnishes to the Trustee a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Securities of this series, (D) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (F) pursuant to an effective registration statement under the Securities Act, and each Holder is further deemed to agree to provide to any person purchasing any of the Securities of this series from it a notice advising such purchaser that resales of the Securities of this series are restricted as stated herein.

          Each Holder shall be deemed to understand that, on any proposed resale of any Securities of this series pursuant to the exemption from registration under Rule 144 under the Securities Act, any Holder making any such proposed resale will be required to furnish to the Trustee and Company such certifications, legal opinions and other information as the Trustee and Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions.

          This Security shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act shall be applicable and except to the extent that the laws of the State of Texas shall mandatorily govern.

          As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, member, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.



                                               ONCOR ELECTRIC DELIVERY COMPANY


                                               By:______________________________



                     [FORM OF CERTIFICATE OF AUTHENTICATION]

                          CERTIFICATE OF AUTHENTICATION

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:


                                               THE BANK OF NEW YORK, as Trustee


                                               By:______________________________
                                                       Authorized Signatory

                            [CERTIFICATE OF TRANSFER]

                      7.250% SENIOR SECURED NOTES DUE 2033

      FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

          Name and address of assignee must be printed or typewritten.


the within Security of the Company and does hereby irrevocably constitute and appoint to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

The undersigned certifies that said Security is being resold, pledged or otherwise transferred as follows: (check one)

|_|       to the Company;

|_| to a Person whom the undersigned reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A;

|_| in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act;

|_| to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring this Security for investment purposes and not for distribution; (attach a copy of an Accredited Investor Certificate in the form annexed signed by an authorized officer of the transferee)

|_| as otherwise permitted by the non-registration legend appearing on this Security; or

|_| as otherwise agreed by the Company, confirmed in writing to the Trustee, as follows: [describe]



Dated: _________________________

                    [FORM OF ACCREDITED INVESTOR CERTIFICATE]




[Transferor Name and Address]


Ladies and Gentlemen:

          In connection with our proposed purchase of 7.250% Senior Secured Notes due 2033 (the "Senior Notes") issued by Oncor Electric Delivery Company ("Issuer"), we confirm that:

          1. We have received a copy of the Offering Memorandum (the "Offering Memorandum") relating to the Senior Notes and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agree to the matters stated under the caption NOTICE TO INVESTORS in such Offering Memorandum, and the restrictions on duplication or circulation of, or disclosure relating to, such Offering Memorandum.

          2. We understand that any subsequent transfer of the Senior Notes is subject to certain restrictions and conditions set forth in the Indenture relating to Senior Notes (the "Indenture") and that any subsequent transfer of the Senior Notes is subject to certain restrictions and conditions set forth under NOTICE TO INVESTORS in the Offering Memorandum and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Senior Notes except in compliance with such restrictions and conditions and the Securities Act of 1933, as amended ("Securities Act").

          3. We understand that the offer and sale of the Senior Notes have not been registered under the Securities Act, and that the Senior Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we sell any Senior Notes, we will do so only
     (A) to the Company, (B) to a person whom we reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes to the Trustee (as defined in the Indenture) a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Senior Notes (substantially in the form of this letter), (D) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (F) in accordance with another applicable exemption from the registration requirements of the Securities Act, and we further agree to provide to any person purchasing any of the Senior Notes from us a notice advising such purchaser that resales of the Senior Notes are restricted as stated herein.

          4. We understand that, on any proposed resale of any Senior Note, we will be required to furnish to the Trustee and Issuer such certifications, legal opinions and other information as the Trustee and Issuer may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Senior Notes purchased by us will bear a legend to the foregoing effect.

          5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Senior Notes, and we and any accounts for which are acting are each able to bear the economic risk of our or its investment.

          6. We are acquiring the Senior Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

          You, the Issuer and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                                  Very truly yours,


                                                  By:___________________________
                                                     Name:
                                                     Title:

                                                                       EXHIBIT C


                            [CERTIFICATE OF TRANSFER]



                         ONCOR ELECTRIC DELIVERY COMPANY



                      ______% SENIOR SECURED NOTES DUE 20__

      FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

          Name and address of assignee must be printed or typewritten.


$-------------------------------------------------------------------------------
principal amount of beneficial interest in the referenced Security of the Company and does hereby irrevocably constitute and appoint to transfer the said beneficial interest in such Security, with full power of substitution in the premises.

The undersigned certifies that said beneficial interest in said Security is being resold, pledged or otherwise transferred as follows: (check one)

|_|       to the Company;

|_| to a Person whom the undersigned reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A;

|_| in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act;

|_| to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring this Security for investment purposes and not for distribution; (attach a copy of an Accredited Investor Certificate in the form annexed signed by an authorized officer of the transferee)

|_| as otherwise permitted by the non-registration legend appearing on this Security; or

|_| as otherwise agreed by the Company, confirmed in writing to the Trustee, as follows: [describe]



Dated:____________________________

          All terms used in this certificate which are defined in the Indenture pursuant to which said Security was issued shall have the meanings assigned to them in the Indenture.

                    [FORM OF ACCREDITED INVESTOR CERTIFICATE]



[Transferor Name and Address]


Ladies and Gentlemen:

          In connection with our proposed purchase of ______% Senior Secured Notes due 20__ (the "Senior Notes") issued by Oncor Electric Delivery Company ("Issuer"), we confirm that:

          1. We have received a copy of the Offering Memorandum (the "Offering Memorandum") relating to the Senior Notes and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agree to the matters stated under the caption NOTICE TO INVESTORS in such Offering Memorandum, and the restrictions on duplication or circulation of, or disclosure relating to, such Offering Memorandum.

          2. We understand that any subsequent transfer of the Senior Notes is subject to certain restrictions and conditions set forth in the Indenture relating to Senior Notes (the "Indenture") and that any subsequent transfer of the Senior Notes is subject to certain restrictions and conditions set forth under NOTICE TO INVESTORS in the Offering Memorandum and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Senior Notes except in compliance with such restrictions and conditions and the Securities Act of 1933, as amended ("Securities Act").

          3. We understand that the offer and sale of the Senior Notes have not been registered under the Securities Act, and that the Senior Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we sell any Senior Notes, we will do so only
     (A) to the Company, (B) to a person whom we reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes to the Trustee (as defined in the Indenture) a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Senior Notes (substantially in the form of this letter), (D) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available),
     (F) in accordance with another applicable exemption from the registration requirements of the Securities Act, or (G) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Senior Notes from us a notice advising such purchaser that resales of the Senior Notes are restricted as stated herein.

          4. We understand that, on any proposed resale of any Senior Notes, we will be required to furnish to the Trustee and Issuer such certifications, legal opinions and other information as the Trustee and Issuer may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Senior Notes purchased by us will bear a legend to the foregoing effect.

          5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Senior Notes, and we and any accounts for which are acting are each able to bear the economic risk of our or its investment.

          6. We are acquiring the Senior Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

          You, the Issuer and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                                  Very truly yours,


                                                  By:___________________________
                                                     Name:
                                                     Title:

                                                                       EXHIBIT D


SECTION 707. Limitation on Secured Debt.

          (a) Except as otherwise specified as contemplated by Section 301 for Securities of any series, so long as any Securities of any series are Outstanding, the Company shall not issue any Secured Debt (other than Permitted Secured Debt), without the consent of the Holders of a majority in principal amount of all the Outstanding Securities of all series and Tranches with respect to which this covenant is specified as contemplated by Section 301 (the "Benefitted Securities"), considered as one class, except as expressly contemplated in subsections (b) and (c) of this Section.

          (b) The provisions of subsection (a) shall not prohibit the creation or existence of any Secured Debt if either:

               (i) the Company shall make effective provision whereby the Benefitted Securities shall be secured at least equally and ratably with such Secured Debt; or

               (ii) the Company shall deliver to the Trustee bonds, notes or other evidences of indebtedness secured by the Lien which secures such Secured Debt (hereinafter called "Secured Obligations") (i) in an aggregate principal amount equal to the aggregate principal amount of each series then Outstanding, (ii) maturing (or being subject to mandatory redemption) on the Stated Maturities of such series and
          (iii) containing, in addition to any mandatory redemption provisions applicable to all Secured Obligations outstanding under such Lien and any mandatory redemption provisions contained therein pursuant to clause (ii) above, mandatory redemption provisions correlative to the provisions, if any, for the mandatory redemption (pursuant to a sinking fund or otherwise) of the Securities of such series or for the redemption thereof at the option of the Holder, as well as a provision for mandatory redemption upon an acceleration of the maturity of all Outstanding Securities of such series following an Event of Default (such mandatory redemption to be rescinded upon the rescission of such acceleration); it being expressly understood that such Secured Obligations (x) may, but need not, bear interest, (y) may, but need not, contain provisions for the redemption thereof at the option of the issuer, any such redemption to be made at a redemption price or prices not less than the principal amount thereof and (z) shall be held by the Trustee for the benefit of the Holders of all Securities of such series from time to time Outstanding subject to such terms and conditions relating to surrender to the Company, transfer restrictions, voting, application of payments of principal and interest and other matters as shall be set forth in an indenture supplemental hereto specifically providing for the delivery to the Trustee of such Secured Obligations.

          (c) If the Company shall elect either of the alternatives described in subsection (b), the Company shall deliver to the Trustee:.

               (i) an indenture supplemental to this Indenture (i) together with evidence of appropriate inter-creditor arrangements, whereby this Indenture shall be secured by the Lien referred to in subsection (b) equally and ratably with all other indebtedness secured by such Lien or (ii) providing for the delivery to the Trustee of Secured Obligations;

               (ii) an Officer's Certificate (i) stating that, to the knowledge of the signer, (x) no Event of Default has occurred and is continuing and (y) no event has occurred and is continuing which entitles the secured party under such Lien to accelerate the maturity of the indebtedness outstanding thereunder and (y) stating the aggregate principal amount of indebtedness issuable, and then proposed to be issued, under and secured by such Lien;

               (iii) an Opinion of Counsel (i) if the Outstanding Securities under this Indenture are to be secured by such Lien, to the effect that all Securities then Outstanding are entitled to the benefit of such Lien equally and ratably with all other indebtedness outstanding secured by such Lien or (ii) if Secured Obligations are to be delivered to the Trustee, to the effect that such Secured Obligations have been duly issued under such Lien and constitute valid obligations, entitled to the benefit of such Lien equally and ratably with all other indebtedness then outstanding secured by such Lien.

          (d) For purposes of this Section, except as otherwise expressly provided or unless the context otherwise requires:

               (i) "DEBT", with respect to any Person, means (A) indebtedness of such Person for borrowed money evidenced by a bond, debenture, note or other written instrument or agreement by which such Person is obligated to repay such borrowed money, (B) any guaranty by such Person of any such indebtedness of another Person, and (C) any Capitalized Lease Liabilities of the Company. "Debt" does not include, among other things, (w) indebtedness of such person under any installment sale or conditional sale agreement or any other agreement relating to indebtedness for the deferred purchase price of property or services, (x) any trade obligation (including obligations under power or other commodity purchase agreements and any hedges or derivatives associated therewith), or other obligations of such Person in the ordinary course of business, (y) obligations of such Person under any lease agreement that are not Capitalized Lease Liabilities, or (z) any Liens securing indebtedness, neither assumed nor guaranteed by the Company nor on which it customarily pays interest, existing upon real estate or rights in or relating to real estate acquired by the Company for substation, transmission line, transportation line, distribution line or right of way purposes.

               (ii) "PERMITTED SECURED DEBT" means, as of any particular time, any of the following:

                    (A) Class A Bonds and Securities issued prior to the Release
               Date;

                    (B) Secured Debt which matures less than one year from the date of the issuance or incurrence thereof and is not extendible at the option of the issuer; and any refundings, refinancings and/or replacements of any such Secured Debt by or with similar Secured Debt which matures less than one year from the date of such refunding, refinancing and/or replacement and is not extendible at the option of the issuer;

                    (C) Secured Debt secured by Purchase Money Liens or any
               other Liens existing or placed upon property at the time of, or within one hundred eighty (180) days after, the acquisition thereof by the Company, and any refundings, refinancings and/or replacements of any such Secured Debt; provided, however, that no such Purchase Money Lien or other Lien shall extend to or cover any property of the Company other than (i) the property so acquired and improvements, extensions and additions to such property and renewals, replacements and substitutions of or for such property or any part or parts thereof and (ii) with respect to Purchase Money Liens, other property subsequently acquired by the Company;

                    (D) Secured Debt relating to governmental obligations the
               interest on which is not included in gross income for purpose of federal income taxation pursuant to Section 103 of the Internal Revenue Code of 1986, as amended (or any successor provision of law), for the purpose of financing or refinancing, in whole or in part, costs of acquisition or construction of property to be used by the Company, to the extent that the Lien which secures such Secured Debt is required either by applicable law or by the issuer of such governmental obligations or is otherwise necessary in order to establish or maintain such exclusion from gross income; and any refundings, refinancings and/or replacements of any such Secured Debt by or with similar Secured Debt;

                    (E) Secured Debt (i) which is related to the construction or acquisition of property not previously owned by the Company or
               (ii) which is related to the financing of a project involving the development or expansion of property of the Company and (iii) in either case, the obligee in respect of which has no recourse to the Company or any property of the Company other than the property constructed or acquired with the proceeds of such transaction or the project financed with the proceeds of such transaction (or the proceeds of such property or such project); and any refundings, refinancings and/or replacements of any Secured Debt by or with Secured Debt described in clause (iii) above; and

                    (F) in addition to the Permitted Secured Debt described in clauses (A) through (E) above, Secured Debt not otherwise so permitted in this Section 707 in an aggregate principal amount not exceeding the greater of 10% of the Company's Net Tangible Assets or 10% of Capitalization.

                    "CAPITALIZATION" means the total of all the following items appearing on, or included in, the Company's unconsolidated balance sheet; (i) liabilities for indebtedness maturing more than 12 months from the date of determination, and (ii) common stock, common stock expense, accumulated other comprehensive income or loss, preferred stock, preference stock, premium on common stock and retained earnings (however the foregoing may be designated), less, to the extent not otherwise deducted, the cost of shares of the Company's capital stock held in the Company's treasury, if any. Capitalization shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which the Company is engaged, and may be determined as of the date not more than 60 days prior to the happening of the event for which the determination is being made.

                    "CAPITALIZED LEASE LIABILITIES" means the amount, if any,
               shown as liabilities on the Company's unconsolidated balance sheet for capitalized leases of electric transmission and distribution property not owned by the Company, which amount shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which the Company is engaged.

                    "NET TANGIBLE ASSETS" means the amount shown as total assets on the Company's unconsolidated balance sheet, less (i) intangible assets including, but without limitation, such items as goodwill, trademarks, trade names, patents, unamortized debt discount and expense and other regulatory assets carried as an asset on the Company's unconsolidated balance sheet, (ii) appropriate adjustments, if any, on account of minority interests. Net Tangible Assets shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which the Company is engaged.

               (iii) "SECURED DEBT" means Debt created, issued, incurred or assumed by the Company which is secured by a Lien upon any property (other than Excepted Property) of the Company, real, personal or mixed, of whatever kind or nature and wherever located. For purposes of this Section, any Capitalized Lease Liabilities of the Company will be deemed to be Debt secured by a Lien on the Company's property.